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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K/A


                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  July 15, 1998



                             DAMARK INTERNATIONAL, INC.
               (Exact name of Registrant as specified in its charter)



       MINNESOTA                      0-19902                41-1551116
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)



                             7101 Winnetka Avenue North
                            Minneapolis, Minnesota 55428
                      (Address of principal executive offices)
                                     (Zip Code)

                                   (612) 531-0066
                (Registrant's telephone number, including area code)





                          Exhibit Index located at page 3


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ITEM 5.   OTHER EVENTS.

          On July 15, 1998, the Board of Directors (the "Board") of Damark International, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Class A Common Stock of the par value of $.01 per share (the "Common Stock") of the Company. The dividend was payable on May 1, 1998 (the "Record Date") to shareholders of record at the close of business on that date. The Company filed a Form 8-K on April 29, 1998. On July 15, 1998, the Board of Directors of the Company amended the share rights plan (the "Plan") contained in the Rights Agreement (the "Rights Agreement") dated as of April 16, 1998 between the Company and Norwest Bank, N.A., as Rights Agent, to modify the definition of "Acquiring Person" to state that notwithstanding the definition thereof, no person shall
(x) be an "Acquiring Person" as a result of Common Shares beneficially owned on April 16, 1998, or (y) become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to 20% or more of the Common Shares of the Company then outstanding; PROVIDED, HOWEVER, that if a person, together with all affiliates and associates of such Person, is or shall become the beneficial owner of 20% or more of the Common Shares of the Company then outstanding by reason of either clause (x) or clause (y) above, and shall thereafter become the beneficial owner of additional Common Shares representing more than 1% of the Common Shares of the Company, then such person shall be deemed to be an "Acquiring Person." Further, if the Board of Directors of the Company (which action shall be effective only with the concurrence of a majority of the Continuing Directors and only if the Continuing Directors constitute a majority of the number of directors then in office) determines in good faith that a person who would otherwise be an "Acquiring Person" has become such inadvertently, and such person divests as promptly as practicable a sufficient number of Common Shares so that such person would no longer be an "Acquiring Person," as defined in the Rights Agreement, then such person shall not be deemed to be an "Acquiring Person" for any purposes of the Rights Agreement.

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ITEM 7.   EXHIBITS.

     1. Form of First Amendment to Rights Agreement, dated as of July 15, 1998 between Damark International, Inc. and Norwest Bank Minnesota, N.A., as Rights Agent.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned, thereunto duly authorized.

                                   DAMARK INTERNATIONAL, INC.


                                   -------------------------------
Date:  September 1, 1998           By:  /s/  Kim H. Plahn
                                   Its:   Vice President, Finance--
                                          Planning, Reporting and Operations



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                                   EXHIBIT INDEX

EXHIBIT NO.

     1. Form of First Amendment to Rights Agreement, dated as of July 15, 1998 between Damark International, Inc. and Norwest Bank Minnesota, N.A.